UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2008

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-145140-01	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-446	METROPOLITAN EDISON COMPANY	23-0870160
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3522	PENNSYLVANIA ELECTRIC COMPANY	25-0718085
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2008, FirstEnergy Solutions Corp. (FES) executed a Third Restated Partial Requirements Agreement (Third PRA) with Metropolitan Edison Company (Met-Ed), Pennsylvania Electric Company (Penelec) and The Waverly Power and Light Company (Waverly, and together with Met-Ed and Penelec, the Affiliates) effective November 1, 2008.  The Third PRA will remain in effect until December 31, 2009.  The Third PRA supersedes the previous Second Restated Partial Requirements Agreement dated January 1, 2007 (Second PRA).  As was the case with the Second PRA, the initial term of the Third PRA will be automatically extended for successive periods of one year unless any party gives sixty days’ notice of termination to the other parties prior to the end of the calendar year then in effect.

The Third PRA limits the amount of residual capacity and energy required to be supplied by FES for the remainder of 2008 and for all of 2009 to roughly two-thirds of the Affiliates’ power supply requirements as forecasted in FES’ corporate budget for the remainder of 2008 and 2009.  The Affiliates have committed resources in place for the balance of their expected power supply for the last two months of 2008 and all of 2009 from a third party non-affiliated supplier.  Under the Third PRA, FES also gives each of Met-Ed and Penelec (on behalf of itself and Waverly) a call option for 650 megawatts per hour of off-peak energy exercisable in the event of a default by its non-affiliated supplier. Prices under the Third PRA remain unchanged.

In light of current market conditions and the recent financial difficulties experienced by several market participants, FES was concerned that if the non-affiliated supplier were to default on its obligations under the power supply agreements with the Affiliates, FES would be responsible for providing unexpected amounts of capacity and energy to the Affiliates at below market prices.  The Affiliates will now assume the market price risk on this portion of their power supply requirements in the event of a default by their non-affiliated supplier. In consideration, FES agreed to not terminate the Third PRA before December 31, 2009.  In the absence of a non-affiliated supplier default, the Third PRA results in no change to the Affiliates’ power supply costs during the last two months of 2008 and calendar year 2009.

The foregoing is a summary description of certain terms of the Third PRA and is qualified in its entirety by reference to the Agreement, which FES, Met-Ed and Penelec intend to file as an exhibit to their quarterly reports on Form 10-Q for the quarter ending September 30, 2008.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations.  These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry and legislative and regulatory changes affecting how generation rates will be determined following the expiration of existing rate plans in Ohio and Pennsylvania, the impact of the PUCO’s rulemaking process on the Ohio Companies’ Electric Security Plan and Market Rate Offer filings, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, other legislative and regulatory changes, revised environmental requirements, including possible greenhouse gas emission regulations, the impact of the U.S. Court of Appeals’ July 11, 2008 decision to vacate the CAIR rules and the scope of any laws, rules or regulations that may ultimately take their place, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation or other potential regulatory initiatives, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the Nuclear Regulatory Commission (including, but not limited to, the Demand for Information issued to FENOC on May 14, 2007), the timing and outcome of various proceedings before the PUCO (including, but not limited to, the Electric Security Plan and Market Rate Offer proceedings as well as the distribution rate cases and the generation supply plan filing for the Ohio Companies and the successful resolution of the issues remanded to the PUCO by the Ohio Supreme Court regarding the Rate Stabilization Plan and the Rate Certainty Plan, including the recovery of deferred fuel costs), Met-Ed’s and Penelec’s transmission service charge filings with the PPUC (as well as the resolution of the Petitions for Review filed with the Commonwealth Court of Pennsylvania with respect to the transition rate plan for Met-Ed and Penelec), the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in the registrants’ nuclear decommissioning trusts, pension trusts and other trust funds, and cause FirstEnergy to make additional contributions sooner, or in an amount that is larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan and the cost of such capital, changes in general economic conditions affecting the registrants, the state of the capital and credit markets affecting the registrants, and the risks and other factors discussed from time to time in the registrants’ SEC filings, and other similar factors.  The foregoing review of factors should not be construed as exhaustive.  New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on the registrants’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 6, 2008

FIRSTENERGY SOLUTIONS CORP.
Registrant

METROPOLITAN EDISON COMPANY
Registrant

PENNSYLVANIA ELECTRIC COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President and Controller